UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices, including Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 22, 2024, BioXcel Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity LLC, as underwriter (the “Underwriter”), in connection with the issuance and sale by the Company in a public offering of (i) 5,600,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and accompanying warrants to purchase 5,600,000 shares of Common Stock, at a combined public offering price of $0.48 per share, and, in lieu thereof to certain investors, (ii) pre-funded warrants to purchase 9,000,000 shares of Common Stock, and accompanying warrants to purchase 9,000,000 shares of Common Stock, at a combined public offering price of $0.479 per pre-funded warrant, which equals the public offering price per share of Common Stock and accompanying warrant less the $0.001 exercise price per share of the pre-funded warrants, less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-275261) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”).

Each of the warrants in the offering is subject to customary beneficial ownership limitations on exercisability, is exercisable at any time after the date of issuance of such warrant and, in the case of the accompanying warrants, will expire on the fifth anniversary of the date of issuance. Each of the accompanying warrants will have an exercise price of $0.48 per underlying share of Common Stock.

The Company received net proceeds from the offering of approximately $6.2 million, after deducting underwriting discounts and commissions and estimated offering expenses, excluding the proceeds, if any, from exercise of any of the warrants. The Company intends to use the net proceeds of the offering to fund the SERENITY At-Home trial, prepare for the initiation of the TRANQUILITY In-Care trial, working capital and general corporate purposes. The Company expects the net proceeds from this offering combined with existing cash and cash equivalents will be sufficient to fund operations and service debt obligations into the first quarter of 2025. Our expectations regarding our anticipated cash runway into the first quarter of 2025 will be affected by many factors, our ability to execute our current business plan, the progress of our clinical trials and regulatory interactions. These expectations are based on estimates and the judgment of management. The Company’s cash runway may not extend as far as forecasted and anticipated cash needs could be greater than expected.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement, the pre-funded warrants and the accompanying warrants are not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Form of Pre-funded Warrant and the Form of Warrant, copies of which are filed as Exhibit 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and is incorporated by reference herein. An opinion of Honigman LLP regarding the validity of the shares to be issued and sold in the offering by the Company is filed as Exhibits 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 21, 2024, the exercise price of warrants to purchase 8,545,398 shares of common stock previously issued in March 2024 was reduced to $0.571 per share.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements, including, without limitation, those regarding the completion of the offering, the gross proceeds thereform, the use of proceeds from the offering, and our cash runway as well as the risks and uncertainties in the Company’s business, including those risks discussed in the “Risk Factors” section in the preliminary prospectus supplement relating to the offering. When used herein, words including “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, the important factors discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 22, 2024, between the Company and Canaccord Genuity LLC

4.1	Form of Pre-funded Warrant

4.2	Form of Warrant

5.1	Opinion of Honigman LLP

23.1	Consent of Honigman LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2024	BIOXCEL THERAPEUTICS, INC.

/s/ Javier Rodriguez
Javier Rodriguez
Chief Legal Officer